EXHIBIT 10.46
                        UNC INCORPORATED
             1996 STOCK OPTION PLAN FOR KEY EMPLOYEES


1.   Objectives of the Plan

     The Plan is intended to encourage ownership of Common Stock of UNC Incorporated (the "Company") by key employees of the Company and its subsidiaries, and to provide incentives for them to put forth maximum efforts for the success of the Company. By extending to key employees opportunities to acquire proprietary interests in the Company, the Plan may be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent and by affording key management a significant interest in increasing the value of the Company's shares.

2.   Stock Reserved for the Plan

     There will be reserved for issuance under the Plan upon the exercise of Options, or of stock appreciation rights issued in respect of such Options, or as awards of restricted stock, 250,000 shares of Common Stock, par value $0.20 per share ("Common Stock"), of the Company, subject to adjustment as provided in paragraph 12. Such shares may be in whole or in part authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company ("Treasury Shares"), as the Board of Directors of the Company (the "Board of Directors") shall from time to time determine. If any Option shall expire or terminate for any reason without having been exercised in full, or shall be reduced as to the number of shares covered thereby or repurchased by the Company, or if the terms or conditions of any Restricted Stock award shall not have been satisfied, the balance of shares subject to such option or award shall again be available for the purposes of the Plan. If stock appreciation rights shall be exercised under the Plan, only the number of shares actually delivered upon the exercise of such stock appreciation rights shall be charged against the maximum limitation on the number of shares which may be issued under the Plan, and otherwise the related Option shall be deemed to have terminated for a reason other than the exercise thereof for the purpose of such maximum limitation.

3.   Administration of the Plan

     The Plan shall be administered by the Management Development and Compensation Committee of the Board of Directors, which shall meet the qualifications set forth in paragraph 4 (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have plenary authority to determine the individuals to whom, and the time or times at which Options or stock appreciation rights shall be granted, or restricted stock awarded, the number of shares to be subject to each Option, stock appreciation right or restricted stock award, the exercise price and duration of each Option, and the other terms and conditions of each Option grant and stock appreciation right, or of each restricted stock award. Such terms and conditions may include provisions for repurchase by the Company of shares of Common Stock issued pursuant to the Plan. In making any such determination, the Committee may take into account the nature of the services rendered by the respective key employees, their present and potential contributions to the Company's success, their investment in the Company and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to them, to determine the terms and provisions of the agreements with and instruments issued to participants (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determination on the matters referred to in this paragraph 3 shall be conclusive.

4.   The Committee

     The Committee shall consist of three or more members of the Board of Directors who are not currently, and within one year prior to appointment have not been, eligible for selection as a person to whom Options or stock appreciation rights may be granted, or restricted stock awarded. However, service by a director on the Committee shall not affect any grant or award received by such director while not serving on the Committee. The Committee shall be appointed by the Board of Directors, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Board of Directors shall select one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. All actions of the Committee shall be taken by not less than a majority of its members. Action may be taken without a meeting if a consent in writing, setting forth the action, shall be signed either before or after such action by all of the members of the Committee. The Committee may appoint a secretary, shall keep minutes or other records of such action, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5.   Eligibility

     Participation in the Plan may be afforded only to key employees of the Company who are not officers of the Company elected to office by the Board of Directors, and to officers and other key employees of present and future subsidiary corporations of the Company ("Subsidiaries") as selected by the Committee. Members of the Board of Directors and officers of the Company who have been elected to office by the Board of Directors will not be eligible to receive awards under the Plan. Additionally, officers of the Company or its Subsidiaries, or any other employees of the Company or its Subsidiaries who are subject to liability under Section 16(b) of the Securities and Exchange Act of 1934 (the "'34 Act") will not be eligible to receive awards under the Plan. Nothing contained in the Plan shall be construed to limit the right of the Company to grant options or other benefits otherwise than under the Plan in connection with the acquisition of the business or assets of any corporation, firm or association, including options granted to employees thereof who become employees of the Company or a Subsidiary, or for other proper corporate purposes.

6.   Stock Options
     (a) Subject to the express provisions of the Plan, the Committee shall have full and complete authority to grant options under the Plan ("Options").
     (b) Options may be granted under the Plan to eligible employees upon such terms and conditions as the Committee in its discretion may deem appropriate.
     (c) The purchase price of the Common Stock under each Option shall not be less than 100% of the fair market value of the stock at the time of the granting of the Option. Such fair market value shall be determined by the Committee and may be computed by such method as the Committee shall consider will reflect the fair market value of the Common Stock on such day.
     (d) The term of each Option and any related stock appreciation right shall, subject to the limitations set forth herein, be for such period (not to exceed ten years from the date such Option is granted) as the Committee shall determine and shall be subject to earlier termination as provided in the Plan.
     (e) Each Option shall vest in four annual installments of 25% each on each January 1 following the date of grant.
     (f) Options granted under the Plan may include stock appreciation rights, either at the time of grant or by later amendment. Such stock appreciation rights shall be subject to such terms and conditions as the Committee shall impose, including the following:
          (i) A stock appreciation right shall not be exercisable to any greater extent than the related Option is exercisable.
          (ii) A stock appreciation right shall be exercisable only after the expiration of any waiting period specified by the Committee. Any such waiting period may be longer (but not shorter) than the waiting period, if any, specified for the exercise of the related Option.
          (iii) A stock appreciation right shall entitle the Option holder to elect to surrender to the Company the Option in which it is included, or any portion thereof, in lieu of exercising such Option, or portion thereof, and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to the excess (if any) of the market value (as hereinafter defined) of one share over the option price per share specified in such Option multiplied by the total number of shares called for by the Option or portion thereof, which is so surrendered, with a cash settlement to be made for any fractional share interests. In the discretion of the Committee, the Company shall be entitled to elect instead to settle its obligation, arising out of the exercise of a stock appreciation right, by the payment in cash equal to the aggregate market value of the shares it would otherwise be obligated to deliver, or the Company may elect to settle such obligation in part with stock and in part with cash. The Committee may agree with any Option holder that the Company will not elect a cash settlement of a related stock appreciation right without the prior consent of the holder. The market value of a share for the purposes of this paragraph 6 shall be the closing price of a share as reported for New York Stock Exchange-Composite Transactions on the trading day next preceding the date on which the stock appreciation right shall be exercised, or, if applicable, on the trading day next preceding the date of such election by the Company.

     The Committee may provide that a stock appreciation right may be exercised only within the sixty (60) day period following a Change in Control (as defined in Section 13) and that any stock appreciation right exercised within such period shall be paid in cash.

7.   Restricted Stock

     The Committee shall have full and complete authority to award shares of Common Stock as restricted stock to eligible employees upon such terms and conditions and subject to such restrictions as the Committee may deem appropriate. All awards of restricted stock shall provide that such restricted stock shall revert to the Company to the extent that the terms, conditions and restrictions thereon have not lapsed or been removed within such period as the Committee shall determine, and the right to such shares may become sooner forfeitable as provided in the Plan. Also, any Option or related stock appreciation right granted under the Plan may, in the discretion of the Committee, either at the time of grant or by later amendment to which the Option holder consents, provide for the issuance of restricted stock, in whole or in part, upon the exercise of such Option or related stock appreciation right, such restricted stock to be issued upon such terms and conditions and subject to such restrictions as the Committee may deem appropriate. Any such restrictions may, in the discretion of the Committee, be intended to subject the shares of Common Stock issued under such restrictions to a substantial risk of forfeiture until such restrictions shall lapse or be removed.

8.   Exercise of Options and Stock Appreciation Rights

     Unless otherwise provided in the Plan or the related Option, each Option and related stock appreciation right shall be exercisable, in whole at any time, or in part from time to time, during the term of the Option. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise. Except as provided in paragraph 11, no Option or related stock appreciation right may be exercised at any time unless the holder is then an employee of the Company or of a Subsidiary and has continuously remained an employee at all times since the date of the granting of such Option. The holder of an Option shall not have any rights of a stockholder with respect to the shares covered by the Option until such shares shall be issued to him upon exercise of the Option or related stock appreciation right. Upon the exercise of any Option or stock appreciation right, any applicable taxes which the Company is required to withhold shall be paid to the Company, and any information which the Company deems necessary in connection with such exercise shall be supplied to the Company.

9.   Issuance of Restricted Stock

     Promptly following the award of restricted stock to an employee or the exercise by an employee of an Option or related stock appreciation right entitling the holder to restricted stock, the Company shall issue in the name of the employee one or more certificates representing the shares awarded or to be issued. The employee shall thereupon become a stockholder of the Company with respect to all of the shares represented by such certificate or certificates; and unless the Committee has otherwise specified, such recipient shall have all of the rights of a stockholder with respect to all such shares, including the right to vote such shares and to receive dividends, if any, declared by the Board of Directors, but subject to the terms, conditions and restrictions specified by the Committee. The certificate or certificates representing restricted stock shall be inscribed with a legend referring to the Plan and the agreement under which such restricted stock is issued, and such certificate or certificates, along with blank stock powers, shall be deposited with the Secretary of the Company, to be held for delivery to the holder when the terms, conditions and restrictions specified by the Committee shall lapse or be removed. If the holder of restricted shares shall become entitled to new or additional or different securities upon the occurrence of an event such as those specified in paragraph 12 hereof, such new, additional or different securities shall likewise be deposited with the Secretary of the Company with blank stock powers or other instruments of transfer, to be held subject to the same terms, conditions and restrictions specified for the restricted stock originally awarded. The Committee may make such provisions as it deems appropriate in an award of restricted stock with respect to the possible termination of the employment of the holder before the restrictions shall otherwise lapse or be removed.

10.  Non-Transferability of Options, Stock Appreciation Rights and Restricted
     Stock

     No Option, stock appreciation right or restricted stock (before the terms, conditions and restrictions have lapsed or been removed) shall be transferable otherwise than by will or the laws of descent and distribution, and an Option or stock appreciation right may be exercised, during the lifetime of the holder, only by the holder. An Option, stock appreciation right or restricted stock transferred by will or the laws of descent and distribution shall remain subject to all of the provisions of the Plan and the agreement or instrument governing such Option, stock appreciation right or restricted stock.

11.  Termination of Employment

     In the event of the termination of the employment of the holder of an Option, other than by reason of death, unless otherwise provided in his option agreement, the holder may exercise the Option and any related stock appreciation right at any time within three months after such termination, but in no event after the expiration of the term of the Option, if and to the extent the holder was entitled to exercise such Option or stock appreciation right at the date of such termination. In the event of the death of the holder of an Option while in the employ of the Company or of a Subsidiary, or while still entitled to exercise the Option as provided in the preceding sentence, the Option and any related stock appreciation right theretofore granted may be exercised by a legatee or legatees of the holder, or by the holder's personal representatives or distributees, at any time thereafter within a period of one year after the holder's death, but in no event after the expiration of the term of such Option, if and to the extent that the holder was entitled to exercise such Option or stock appreciation right at the date of the holder's death.

     Options and stock appreciation rights shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Company or of a Subsidiary. Nothing in the Plan or in any Option, stock appreciation right or restricted stock award shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate an employee's employment at any time.

12.  Adjustments Upon Changes in Capitalization

     Notwithstanding any other provision of the Plan, the agreements or instruments governing Options, stock appreciation rights and restricted stock may contain such provisions as the Committee shall determine for the adjustment of the number and class of shares subject to each Option, stock appreciation right and allotment of restricted stock and the exercise prices and other terms, conditions and restrictions in the event of changes in or distributions in respect of the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, mergers, reorganizations, liquidations, consolidations, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Common Stock of the Company, the aggregate number and class of shares available under the Plan shall be appropriately adjusted by the Committee, and the determination of the Committee shall be conclusive.

13.  Special Provisions Regarding Change in Control

     (a) The Board of Directors or the Committee may from time to time make provisions for one or more employees respecting a possible change in control of the Company, and to the extent that any such provisions made with the consent of the affected employee may have the effect of accelerating the vesting of Options, the removal of restrictions on restricted stock or preventing an immediate termination of benefits, such provisions shall be controlling over and shall be deemed to be an amendment of any inconsistent terms of the agreement with the employee respecting such Options or restricted stock, and termination of employment by any such employee in accordance with such special provisions upon a change in control shall be deemed to be with the consent of the Company or Subsidiary then employing such employee, for the purposes of the Plan.
     (b)  A "change in control" shall be deemed to have occurred if:
          (i) the stockholders of the Company approve a definitive agreement (A) for the merger or other business combination of the Company with or into another corporation pursuant to which the Company will not survive or will survive only as a subsidiary of another corporation, (B) for the sale or other disposition of all or substantially all of the assets of the Company, (C) for the merger of another corporation into the Company which survives if, as a result of such merger, less than sixty percent (60%) of the outstanding voting securities of the Company shall be owned in the aggregate immediately after such merger by the owners of the voting shares of the Company outstanding immediately prior to such merger, or (D) any combination of the foregoing; or
          (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or
          (iii) during any period of twenty-four consecutive months, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

14.  No Loans to Holders

     Neither the Company nor any Subsidiary may directly or indirectly lend money to any employee for the purpose of assisting such employee to acquire or carry shares of Common Stock issued upon the exercise of Options granted under the Plan.

15.  Time of Granting, Issue or Award

     The effective date of the grant of any Option or stock appreciation right or award of restricted stock shall be the date specified by the Committee at the time it grants or awards such Option, stock appreciation right or restricted stock, provided that such date shall not be prior to the actual date of such grant or award. The Committee shall promptly notify the recipient of such grant or award, and a written agreement in the form specified by the Committee shall promptly be duly executed and delivered by or on behalf of the Company and the recipient. Each such agreement and any amendment thereof, shall contain such terms and conditions as the Committee shall determine. The Committee shall have the right to terminate a grant or award if the written agreement is not signed by the recipient and returned to the Company within thirty days after the delivery thereof.

16.  Government and Stock Exchange Regulations

     The Plan, the granting and exercise of Options and stock appreciation rights, the award of restricted stock and the obligation of the Company to deliver shares under the Plan shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any governmental agencies as may then be required, and to all applicable rules and regulations of the principal stock exchange upon which the Common Stock may then be listed. The Committee may include in any agreements entered into pursuant to the Plan provisions regarding the registration or qualification of the sale or resale of shares acquired pursuant to the Plan.

17.  Amendment and Termination

     Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Stock Option or stock appreciation right shall be granted, and no restricted stock shall be awarded after October 1, 2006; however, grants or awards made on or before that date may extend beyond that date. The Plan may be terminated, modified or amended by the Board of Directors at any time in such respects as it shall deem advisable, provided, however, that the Board of Directors may not permit any member of the Board of Directors, any officer of Company elected to office by the Board of Directors, or any officer or other employee of the Company or its shareholders who are subject to liability under Section 16(b) of the 34 Act to become eligible for benefits under the Plan. No termination or modification or amendment of the Plan may, without the consent of the employee to whom any Option or stock appreciation right has been granted or to whom restricted stock shall have been awarded, adversely affect the rights of such employee under such Option, stock appreciation right or award of restricted stock. An outstanding Option or stock appreciation right or award of restricted stock may be modified or amended by the Committee in such manner as it may deem appropriate; provided, however, that no such modification or amendment may adversely affect the rights of any employee under an outstanding Option or stock appreciation right, or restricted stock award, without the prior consent of the employee.

18.  Adoption

     The effective date of the Plan is the effective date approved by the Board of Directors upon its original adoption of the Plan, which is October 1, 1996.